EXHIBIT 10.11

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         This Amendment, dated as of October 7, 1998 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

         The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1995, as amended (the "Credit Agreement"), pursuant to which the Bank extended a revolving credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

         The Company has requested that the Bank extend the maturity date, to increase the commitment and to change the relative percentage contributions of the Guarantors. In order to induce the Bank to agree to the foregoing, the Bank has requested, and the Company has agreed, to pay an amendment fee. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.       AMENDMENTS.

         1. Amendment of Section 1.01. Section 1.01 is hereby amended by amending the definitions of:

                  (a) "Guarantor's Support Percentage" shall mean (A) with respect to the first $20,000,000 of Loans outstanding (i) with respect to WCAS V, 0%; (ii) with respect to WCAS VI, 80%; (iii) with respect to WB Leveraged Capital, 1.6%; and (iv) with respect to WB Capital Partners, 18.4%; and (B) with respect to the remaining $16,000,000 of Loans outstanding (i) with respect to WCAS V, 80%; (ii) with respect to WCAS VI, 0%; (iii) with respect to WB Leveraged Capital, 0%; and (iv) with respect to WB Capital Partners, 20%.

                  (c)   "Revolving    Commitment"   by   deleting   the   amount
         "$20,000,000" and substituting the amount "$36,000,000" therefor; and

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                  (d) "Revolving Termination Date" by deleting the date "October
         31, 1998" and substituting the date "October 29, 1999".

         2.       Addition  of  New  Covenant.   Article VI is hereby amended by
         adding the following as a new Section 6.14:

                  Section 6.14 Year 200 Compliance. The Company has completed or accomplished, or will complete or accomplish, the following:

                           (a) By August  31,  1999,  prepare  a  comprehensive,
                  detailed inventory and assessment of the risk posed by the "Year 2000 problem" as it may affect the Company's own business, properties or operations;

                           (b) By August 31,  1999,  make a detailed  inquiry of
                  material suppliers, vendors and customers of the Company, to ascertain whether such persons are aware of the need to address the Year 2000 problem and whether they are taking appropriate steps to do so;

                           (c) By August 31,  1999,  prepare a detailed  project
                  plan and budget for ensuring that the Year 2000 problem is successfully addressed in all material respects as it pertains to thou Company's own business, properties or operations, and containing contingency plans to mitigate the effects of any third party's unexpected failure to address the Year 2000 problem;

                           (d) By August 31,  1999,  renovate  all  systems  and
                  equipment affected by the Year 2000 problem to cause them to perform correctly date-sensitive functions for relevant date data from before and after December 31, 1999 ("Year 2000 Compliance") or replace them with technology not so affected, and commence testing; and

                           (e)  By  August  31,  1999,   complete   testing  and
                  installation of all material systems and equipment to ensure timely Year 2000 Compliance.

                  For the purpose of this Section 6.14, "'Year 2000 Problem' shall mean the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999."

B.       REPRESENTATIONS AND WARRANTIES.

         The Company hereby represents and warrants to the Bank that:

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         1. No Event of Default  specified in the Credit  Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

         2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

         3. The making and performance by the Company of this Amendment have been duly authorized by all corporate action; and

         4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

C.       CONDITIONS PRECEDENT.

         This Amendment will become effective as of October 7, 1998 provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

         1. A copy of a resolution passed by the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the borrowing herein provided for and the execution, delivery and performance of the Credit Agreement as hereby amended.

         2. A certificate of incumbency certifying the names of the officers of the Company authorized to sign this Amendment, together with the true signatures of such officers.

         3. Executed counterparts of this Amendment.

         4. Payment of an amendment fee in the amount of $25,000.

         5. A copy of the executed asset purchase agreement among the Company and the stockholders of HealthCare Interchange Inc. (the "Asset Purchase").

         6. Evidence that all conditions to the closing of the Asset Purchase have occurred and all documents and agreements required thereby have been executed and delivered

D.       MISCELLANEOUS.

         1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

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         2. Except as herein  specifically  amended,  fill terms,  covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written.

                            MEDE AMERICA CORPORATION

                                       By:

                                                     ---------------------------
                                     Title:

                                                        ------------------------

                         BANK OF AMERICA NATIONAL TRUST

                                                  AND SAVINGS ASSOCIATION

                                       By:

                                                     ---------------------------
                                     Title:

                                                        ------------------------

ACKNOWLEDGED AND AGREED:

WELSH, CARSON, ANDERSON & STOWE V, L.P.

By:      WCAS V PARTNERS

         Its General Partner

         By:

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             Its General Partner

WELSH, CARSON, ANDERSON & STOWE VI, L.P.

By:      WCAS VI PARTNERS

         Its General Partner

         By:

             -----------------------------------
               Its General Partner

WILLIAM BLAIR LEVERAGED CAPITAL FUND
LIMITED PARTNERSHIP

By:      WILLIAM BLAIR LEVERAGED CAPITAL
         MANAGEMENT, L.P.

         By:      WILLIAM BLAIR & COMPANY,

                  General Partner

                  By:

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WILLIAM BLAIR CAPITAL PARTNERS V, L.P.

         By:      WILLIAM BLAIR CAPITAL PARTNERS, LLC,

                  General Partner

                  By:

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